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                                                                 EXHIBIT 10.120

                               PROMISSORY NOTE

$2,500,000.00
CHICAGO, ILLINOIS                                                 JUNE 30, 1997



     FOR VALUE RECEIVED, the undersigned, TCO HOLDINGS, INC., a Delaware corporation ("MAKER"), hereby promises to pay to the order of Geneva Assurance Syndicate, Inc., in Liquidation ("Payee" or "Geneva") as set forth more fully below, by no later than June 30, 2007, the principal sum of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00), such payments to be made to Payee at the Office of the Special Deputy Receiver, 222 Merchandise Mart Plaza, Suite 1450, Chicago, Illinois 60654, or at such other place as Payee may direct. This Note shall bear interest at the rate of four percent (4%) per annum, beginning on November 1, 1997.

     Interest on this Note shall be computed on the basis of a year consisting of 365 days.

     Payments of principal and interest under this Note, if not sooner declared to be due in accordance with the terms hereof, shall be due and payable as follows:

     (a) Maker shall pay or cause to be paid to Payee 73.33% of the amounts to be paid by Alpine Insurance Company, an Illinois insurance company ("ALPINE"), to Maker pursuant to that certain Service Agreement as of April 1, 1997 between Maker and Alpine (the "Service Agreement"), with respect to which certain payments have been assigned to Payee pursuant to the certain Assignment And Payment Direction as of June 30, 1997, between Maker and Payee ("Geneva Assignment") The Service Agreement and Geneva Assignment are attached, respectively, as Exhibits A and B, and incorporated herein as though fully set forth.

     (b) the unpaid principal balance of this Note, if any, together with all accrued and unpaid interest thereon, and any costs and attorneys' fees as set forth below, shall be due and payable in full in no event later than June 30, 2007, the maturity date ("Maturity Date").


     Maker shall have the right to prepay the amounts due hereunder, in whole or in part, at any time without premium or penalty.

     All payments will be first applied to accrued interest, second to costs and/or attorneys' fees, and third to principal under the Note.

     All payments of principal and interest hereunder shall be paid in currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America. Payments made in funds not available until collected shall continue to bear interest until collected. If any payment hereunder becomes due and payable on a Saturday, Sunday or


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legal holiday under the laws of the State of Illinois, the due date thereof shall be extended to the next succeeding business day.

     The occurrence of any one or more of the following events shall constitute an "EVENT OF DEFAULT" under this Note:

        (a) if Maker receives payment from Alpine under the Service Agreement and fails to transfer an appropriate portion (73.33%) of such payment to Payee within three (3) business days of receipt thereof; or

        (b) if Payee shall have received from Maker, any guarantor of this Note or any other source, an amount less than $250,000 in any calendar year on account of the indebtedness evidenced by this Note, commencing with the 1998 calendar year;

        (c) termination of the Service Agreement or the Quota Share Arrangement described therein;

        (d) the Maker shall (i) file, or consent, by answer or otherwise, to the filing against the undersigned of a petition for relief or reorganization or arrangement or any other petition in bankruptcy or insolvency under the laws of any jurisdiction, (ii) make an assignment for the benefit of creditors, (iii) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers for itself or for any substantial part of its property, (iv) be adjudicated insolvent, or (v) take action for the purposes of any of the foregoing; or

        (e) if any court of competent jurisdiction shall enter an order appointing, without the consent of the undersigned, a custodian, receiver, trustee or other officer with similar powers with respect to the undersigned or with respect to any substantial part of the property of the undersigned, or if an order for relief shall be entered in any case or proceeding for liquidation or reorganization or otherwise to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding up or liquidation of the Maker's property, or if any petition for any such relief shall be filed against the Maker and such petition shall not be dismissed within sixty (60) days.

     At the election of the holder hereof, upon the occurrence of an Event of Default and upon delivery of written notice to Maker and each guarantor of this Note, without further notice or demand, the unpaid principal balance of this Note, all accrued and unpaid interest thereon, and any other amounts due hereunder, shall be and become immediately due and payable in full. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent Event of Default, and such failure shall not be deemed to establish a custom or course of dealing or performance between Maker and Payee.

     The Maker hereby waives presentment for payment, demand, notice of non-payment, notice of dishonor, protest of any dishonor, notice of protest and protest of this Note. The Maker hereby consents to every extension of time, renewal, waiver or modification that may be granted by any holder hereof with respect to the payment or other provisions of this Note or any


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part hereof, with or without substitution, and agrees that additional makers or guarantors or endorsers may become parties hereto without notice to the undersigned, and without affecting the liability of the undersigned hereunder.

     If any attorney is engaged to collect all or any portion of the liabilities of the Maker hereunder or to represent Payee or any holder hereof in any bankruptcy, reorganization, receivership or other proceedings affecting creditors' rights and involving a claim under this Note, then the Maker shall be liable to Payee or any holder hereof for all reasonable attorneys' fees, costs and expenses in connection therewith, in addition to all other amounts due hereunder.

     No delay or omission on the part of Payee in exercising any rights or remedies contained herein shall operate as a waiver of such right or remedy or of any other right or remedy, and no singular or partial exercise of any right or remedy shall preclude any other further exercise thereof, or the exercise of any other right or remedy. A waiver of any right or remedy on any one occasion shall not be construed as a bar or waiver of any right or remedy on future occasions, and no delay, omission, waiver or partial exercise shall be deemed to establish a custom or course of dealing or performance between the parties hereto.

     This Note has been made and delivered at Chicago, Illinois and all funds disbursed to or for the benefit of Maker have been disbursed in Chicago, Illinois.

     This Note may not be changed or amended orally, but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

     This Note shall be binding upon Maker and upon Maker's successors and assigns, and shall inure to the benefit of the successors and assigns of Payee.

     In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law, or by reason of the interpretation placed thereon by any court or any governmental authority, this Note shall be construed as not containing such provision, the invalidity of such provision shall not affect the validity of any other provisions hereof and any and all other provisions hereof which otherwise are lawful and valid shall remain in full force and effect.

          Time for the performance of Maker's obligations under this Note is of the essence.

     THE VALIDITY OF THIS NOTE, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF MAKER AND GENEVA SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. TO THE MAXIMUM EXTENT PERMITTED BY LAW, MAKER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND DETERMINED ONLY IN THE STATE COURTS LOCATED IN THE COUNTY OF


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COOK, STATE OF ILLINOIS. TO THE MAXIMUM EXTENT PERMITTED BY LAW, MAKER HEREBY
EXPRESSLY WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO THE VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

     TO THE MAXIMUM EXTENT PERMITTED BY LAW, MAKER AND GENEVA HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRAIL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS NOTE, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF MAKER OR GENEVA WITH RESPECT TO THIS NOTE, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, MAKER AND GENEVA HEREBY AGREE THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING SHALL BE DECIDED BY A COURT WITHOUT A JURY AND THAT GENEVA MAY FILE A COPY OF THIS NOTE WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF MAKER TO THE WAIVER OF ITS RIGHT TO TRAIL BY JURY.

     IN WITNESS WHEREOF, this Note has been executed and delivered by Maker on the date first set forth above.


                                           TCO HOLDINGS, INC.

                                           By:
                                              ---------------------------------
                                           Name:
                                                 ------------------------------
                                           Title:
                                                 ------------------------------